Long-term obligations under capital lease (Tables)	12 Months Ended
Dec. 31, 2017
Capital Lease Obligations [Abstract]
Schedule of Long-term Obligations Under Capital Lease

	2017	2016
Long-term obligations under capital lease	$648,840	$498,784
Deferred financing fees	(9,912)	(11,565)
Long-term obligations under capital lease	638,928	487,219
Current portion	(43,912)	(27,824)
Long-term obligations under capital lease	$595,016	$459,395

The Company, through certain of its wholly-owned subsidiaries, has entered into non-recourse or limited recourse sale-leaseback arrangements with financial institutions to fund the construction of certain vessels under existing shipbuilding contracts.

Under these arrangements, the Company has agreed to transfer the vessels to the lessors and, commencing on the delivery date of the vessels by the shipyard, lease the vessels back from the lessor over the applicable lease term. In the arrangements where the shipbuilding contracts are novated to the lessors, the lessors assume responsibility for the remaining payments under the shipbuilding contracts.

The leases are accounted for as capital leases. The vessels are recorded as an asset and the lease obligations are recorded as a liability.

In certain of the arrangements, the lessors are companies whose only assets and operations are to hold the Company’s leases and vessels. The Company operates the vessels during the lease term and supervises the vessels’ construction before the lease term begins or is required to purchase the vessels from the lessor at the end of the lease term. As a result, the Company is considered to be the primary beneficiary of the lessors and consolidates the lessors for financial reporting purposes.  The terms of the leases are as follows:

(i)	COSCO Pride - 13100 TEU vessel:

Under this arrangement, the lessor has provided financing of $144,185,000.  The 12-year lease term began on June 29, 2011, which was the vessel’s delivery date. Lease payments include an interest component based on three month LIBOR plus a 2.6% margin.  At the end of the lease, the outstanding balance of up to $48,000,000 will be due and title of the vessel will transfer to the Company.

(ii)	COSCO Faith - 13100 TEU vessel:

Under this arrangement, the lessor has provided financing of $109,000,000. The 12-year lease term began on March 14, 2012, which was the vessel’s delivery date. Lease payments include an interest component based on three month LIBOR plus a 3.0% margin. At the end of the lease, the Company will have the option to purchase the vessel from the lessor for $1.

(iii)

In May 2016, the Company entered into arrangements with an Asian-based leasing company to provide $420,750,000 of financing for five 11000 TEU newbuilding vessels.  Under the arrangement, the Company will receive pre-delivery financing and at delivery will sell and lease the vessels back over a 17 year term.  At the end of the lease term, the Company is obligated to purchase the vessels at a pre-determined purchase price.  The Company is subject to 0.8% commitment fees calculated on the undrawn amounts. The lease financing bears interest at LIBOR plus a margin.

(iv)  In March 2015, the Company entered into financing arrangements with Asian special purpose companies to refinance three 4500 TEU containerships for total proceeds of $150,000,000.  Under the arrangements, the Company sold the vessels and is leasing the vessels back over a five year term.  At the end of the lease term, the Company is obligated to purchase the vessels at a pre-determined purchase price.

Repayments Due for Obligations Under Capital Lease

Based on maximum amounts funded, payments due to the lessors for all ten vessels would be as follows:

2018	$55,860
2019	59,485
2020	147,930
2021	43,881
2022	44,337
Thereafter	334,697
686,190
Less amounts representing interest	(37,350)
$648,840